AQR FUNDS

Supplement dated November 18, 2022 (“Supplement”)

to the Class I, Class N and Class R6 Shares Summary Prospectus and Prospectus,

each dated May 1, 2022, as amended (“Summary Prospectus” and “Prospectus”, respectively),

of the AQR Diversifying Strategies Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 31, 2023, Ashwin Thapar will no longer serve as a portfolio manager of the Fund. Effective that date, all references to Mr. Thapar are hereby deleted from the Summary Prospectus and Prospectus.

Effective January 31, 2023, the sub-section entitled “Fund Summary—Portfolio Managers” on page 8 of the Summary Prospectus and page 10 of the Prospectus will be updated to include John M. Liew and is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	January 31, 2023	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	January 1, 2022	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	August 31, 2022	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Lars N. Nielsen, M.Sc.	June 8, 2020	Principal of the Adviser
Yao Hua Ooi	June 8, 2020	Principal of the Adviser

Effective January 31, 2023, the sub-section entitled “Management of the Funds—Portfolio Managers of the Adviser” beginning on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers of the Adviser

The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of each Fund’s portfolio.

Each of the portfolio managers listed below is a senior member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the applicable Fund.

Fund	Portfolio Managers
AQR Diversifying Strategies Fund	John M. Liew, Ph.D., M.B.A.
Jordan Brooks, Ph.D., M.A.
Andrea Frazzini, Ph.D., M.S.
John J. Huss
Lars N. Nielsen, M.Sc.
Yao Hua Ooi

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.

Jordan Brooks, Ph.D., M.A., is a Principal of the Adviser. Dr. Brooks joined the Adviser in August 2009 where he is a Co-Head of the Macro Strategies Group. He earned a B.A. in economics and mathematics from Boston College, and an M.A. and a Ph.D., both in economics, from New York University in 2009.

Andrea Frazzini, Ph.D., M.S., is a Principal of the Adviser. Dr. Frazzini joined the Adviser in 2008 and is the Head of the Adviser’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is a researcher and portfolio manager for multi-asset class strategies as well as the firm’s equity strategies. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.

Lars N. Nielsen, M.Sc., is a Principal of the Adviser. Mr. Nielsen joined the Adviser in 2000, is a portfolio manager and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and M.Sc. in economics from the University of Copenhagen.

Yao Hua Ooi is a Principal of the Adviser. Mr. Ooi joined the Adviser in 2004 and is a Co-Head of the Macro Strategies Group. In this role, he leads the Research and Portfolio Management teams focused on the Adviser’s macro, multi-strategy, and managed futures products. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.

From time to time, a manager, analyst, or other employee of the Adviser or any of its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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